UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 19, 2017, Zayo Group, LLC (the "Company"), a wholly owned subsidiary of Zayo Group Holdings, Inc. (“Holdings”), and Zayo Capital, Inc. entered into an Incremental Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 6, 2015 (as amended, the "Credit Agreement"). Per the terms of the Amendment, the existing $1.85 billion of term loans under the Credit Agreement were repriced at 99.75%, with one $500 million tranche that bears interest at a rate of LIBOR plus 2.0 percent, with a minimum LIBOR rate of 0 percent and a maturity of four years from incurrence, which represents a downward adjustment of 75 basis points along with the removal of the LIBOR floor, and a second $1.35 billion tranche that bears interest at a rate of LIBOR plus 2.5 percent, with a minimum LIBOR rate of 1.0 percent and a maturity of seven years from incurrence, which represents a downward adjustment of 25 basis points.

In addition, per the terms of the Amendment, the Company added a new $650 million term loan tranche under the Credit Agreement.  The incremental $650 million tranche will be issued at a price of 99.75% and will bear interest at LIBOR plus 2.5 percent, with a minimum LIBOR rate of 1.0 percent, with a maturity of seven years from the closing date of the Amendment. No other terms of the Credit Agreement were amended. The incremental $650 million tranche will be available for the Company to borrow in connection with the Company’s previously announced acquisition of Electric Lightwave.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits

(a)Exhibits.

Exhibit No.	Description

10.1

Incremental Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 19, 2017, by and among Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, and the other lenders signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED: January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED: January 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1

Incremental Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 19, 2017, by and among Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, and the other lenders signatory thereto.